UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2026

COPART, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23255	94-2867490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway

Suite 300

Dallas, Texas 75254

(Address of principal executive offices, including zip code)

(972) 391-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CPRT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2026 (the “Grant Date”), the board of directors (the “Board”) of Copart, Inc. (the “Company”), upon recommendation by its Compensation Committee, approved the grant to A. Jayson Adair, the Company’s Chief Executive Officer (“CEO”), of a nonstatutory stock option to purchase 20,000,000 shares of the Company’s common stock (the “Option”) pursuant to a stand-alone stock option award agreement (the “Option Agreement”). The Option was granted outside of the Company’s 2007 Equity Incentive Plan, as amended and restated, and is subject to approval by the Company’s stockholders at the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) or a special meeting of the stockholders following the 2026 Annual Meeting. No portion of the Option may be exercised before stockholder approval is obtained, and if stockholder approval is not obtained at the 2026 Annual Meeting or such special meeting, the Option will be forfeited in its entirety.

The shares subject to the Option are divided into 4 tranches with different exercise prices, as follows: (i) 5,000,000 shares at $26.27 per share, (ii) 5,000,000 shares at $35.03 per share, (iii) 5,000,000 shares at $43.78 per share, and (iv) 5,000,000 shares at $52.54 per share. The Option has a term of 10 years and, other than certain perquisite programs approved by the Compensation Committee, is intended to serve as Mr. Adair’s only substantive cash or equity compensation for the 10-year period following the Grant Date, as Mr. Adair is expected to receive a salary of $1 each year and is not expected to receive a bonus or additional equity awards during that period.

The Option will vest become exercisable on the 5th anniversary of the Grant Date, subject to Mr. Adair’s continued service as CEO through such date except as noted below.

Vested shares are subject to a service-based Company clawback, pursuant to which 10% of the shares are subject to clawback for each whole or partial year of the 10-year term following Mr. Adair’s termination of service as CEO (including both exercised and unexercised shares). Additionally, the shares received upon exercise of the Option with a value equal to the gain recognized upon exercise, net of taxes, are subject to a holding period through the 10-year term of the award.

If Mr. Adair’s service as CEO terminates due to death or disability, the portion of the Option for which the average closing sales price of a share over the 30 trading days preceding the date of termination exceeds the applicable exercise price will vest, and the Company clawback and the holding period will be waived as to such vested shares and any shares that previously vested. Any portion of the Option that does not vest in accordance with the foregoing will be forfeited.

Upon a change in control of the Company, and subject to Mr. Adair’s continued service as CEO through such change in control, to the extent then unvested, the portion of the Option for which the price per share paid to holders of the Company’s common stock in the change in control exceeds the applicable exercise price will vest as of immediately prior to the change in control. Shares that vest in this manner will remain subject to the Company clawback and the holding period described above.

If, following the change in control, Mr. Adair’s service as CEO is terminated by the Company without cause or Mr. Adair resigns for good reason, or in the event of his death or disability, the Company clawback and the holding period will be waived, subject to execution of a release of claims in favor of the Company.

The Option is subject to the Company’s Compensation Recovery Policy, the current version of which was filed by the Company as an exhibit to its Annual Report on Form 10-K for the year ended July 31, 2026 (such Annual Report, the “Annual Report”), as may be amended from time to time.

This summary of the Option is qualified in its entirety by reference to the full text of the Option Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Stand-Alone Stock Option Award Agreement, dated October 14, 2026, between Copart, Inc. and A. Jayson Adair.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the expected compensation of Mr. Adair. Forward-looking statements involve substantial risks and uncertainties that may cause actual events or results to differ materially from currently anticipated events or results such as changes in the Company’s business plan or compensation philosophy. In addition, the Company’s business is subject to numerous risks and uncertainties, including, among others, risks relating to vehicle supplier and customer acquisition and maintenance; risks associated with international operations; and risks associated with online operations, including cyber-attacks and credit card fraud. Information on these and additional risks, uncertainties, and other information affecting the Company’s business and operating results are contained in the Company’s filings with the Securities and Exchange Commission, including risks and uncertainties identified in the Company’s Annual Report. You should review these risk factors carefully. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. The Company does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPART, INC.

By:	/s/ Leah Stearns
Leah Stearns, Chief Financial Officer
Principal Financial and Accounting Officer and duly Authorized Officer

Date: October 16, 2026